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                                                                  EXHIBIT 10.127

                 AMENDMENT NUMBER 4 TO THE AMENDED AND RESTATED
                      POOLING AND ADMINISTRATION AGREEMENT

         THIS AMENDMENT NUMBER 4, dated as of February 22, 2000 (the "Amendment"), to the AMENDED AND RESTATED POOLING AND ADMINISTRATION AGREEMENT, dated as of December 8, 1994 (as amended, restated and otherwise modified from time to time, the "Agreement"), among NATIONAL FINANCIAL AUTO FUNDING TRUST II (successor to National Financial Auto Funding Trust, f/k/a NAFCO Funding Trust), a Delaware business trust ("NAFCO"), as transferor, NATIONAL AUTO FINANCE COMPANY, INC. (f/k/a National Auto Finance Company L.P.), a Delaware corporation ("National Auto"), as initial Administrator, and BANKERS TRUST COMPANY, a New York banking corporation, as Trustee.

                              W I T N E S S E T H:

         WHEREAS, NAFCO, National Auto and the Trustee have previously entered into the Agreement whereby NAFCO and Trustee formed National Financial Auto Receivables Master Trust (the "Trust") of which First Union National Bank is the sole Class B Certificateholder (the "Class B Certificateholder") and NAFCO is the holder of 99% of the Class C Certificates;

         WHEREAS, National Auto has stated that an Unmatured Amortization Event will occur on February 21, 2000 under the Agreement by reason of the insufficiency of amounts available on such date to pay the entire
Overcollateralization Deficit resulting from the increase in the Minimum Required Overcollateralization Level on February 21, 2000 (the "Expected Liquidation Event");

         WHEREAS, as a result of such Expected Liquidation Event, an Administrator Default will occur automatically under Section 10.01(h) of the Agreement; and

         WHEREAS, the parties desire to amend certain terms of the Agreement, as amended, and agree to additional terms and conditions regarding, inter alia, the Expected Liquidation Event and limited waiver of the Administrator Default resulting solely therefrom.

         NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

         SECTION 1. Defined Terms. Unless otherwise amended by the terms of this Amendment, terms used in this Amendment shall have the meanings assigned in Appendix A to the Agreement.

         SECTION 2. Amendments to Agreement. Effective upon the execution and delivery of this Amendment:

         (a) The definition of "Trust Documents" in Appendix A to the Agreement shall be amended and restated in its entirety to read:

         "`Trust Documents' means any agreements, certificates, or other documents executed



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                                       -2-

in connection with any of the National Auto Finance 1995-1 Trust, the National Auto Finance 1996-1 Trust, the National Auto Finance 1997-1 Trust, the National Auto Finance 1998-1 Trust, the National Auto Finance 1999-1 Trust or the Revolving Credit, Term Loan and Security Agreement, dated as of March 31, 1999, by and among NAFCO, National Auto and First Union National Bank."

         (b) Paragraphs (viii) and (x) of Section 4.03(a) shall be amended and restated in their entirety to read:

                  "(viii) to the Class B Certificateholders, an amount equal to the sum of the Class B Principal Distributable Amount and any outstanding Class B Principal Carryover Shortfall as of the close of business on the preceding Distribution Date, provided that for the February 21, 2000 Distribution Date only, payment of the Overcollateralization Deficit component of the Class B Principal Distributable Amount, consisting of amounts attributable to clause (c) of the definition of the Minimum Required Overcollateralization Level (the amount calculated pursuant to such proviso, the "Clause 8 Deferred Amount"), shall be (1) deferred until March 21, 2000, but, to avoid double counting, shall not be included in the calculation of the Overcollateralization Deficit otherwise payable on March 21, 2000, and (2) disregarded, with respect to calculation of the amounts payable pursuant to clause (xv) of this Section;"

                  "(x) on any Distribution Date occurring prior to the Amortization Commencement Date, an amount equal to any Overcollateralization Deficit remaining after giving effect to the distributions pursuant to clause
(vii) above and clause (viii) above, either (as specified in the Distribution Date Statement) (a) to the Excess Funding Account or (b) pro rata to the Class A Certificateholders and Class B Certificateholders in reduction of the respective outstanding principal amounts thereof, provided that for the February 21, 2000 Distribution Date only, payment of the amount provided for in clause (c) of the definition of the Minimum Required Overcollateralization Level component of the Overcollateralization Deficit distribution pursuant to this clause (x) shall be
(1) deferred until March 21, 2000 (the amount calculated pursuant to such proviso, the "Clause 10 Deferred Amount"), but, to avoid double counting, shall not be included in the calculation of the Overcollateralization Deficit otherwise payable on March 21, 2000, and (2) disregarded, with respect to calculation of the amounts payable pursuant to clause (xv) of this Section;"

         (c) Section 4.03(b) shall be amended and restated in its entirety to read as follows:

         "(b) Notwithstanding anything to the contrary in this Agreement, payment of the Clause 8 Deferred Amount and the Clause 10 Deferred Amount will be deferred until March 21, 2000 and distributions on the February 21, 2000 Distribution Date shall be made as if an Overcollateralization Deficit shall not exist.

         (d) The last sentence of Section 4.03(d)(2) shall be amended and restated in its entirety to read:



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                                       -3-

         "If a Late Fee Trigger Event shall have occurred and be continuing, Late Fees shall not be available to pay amounts set forth in Section 4.03(a)(i) hereof but shall be available for application to pay all amounts owing pursuant to Section 4.03(a)(ii) through Section 4.03(a)(xv) hereof; provided, further, that any Late Fees not necessary for application pursuant to Section 4.03(a)
(ii) through Section 4.03(a)(xii) hereof shall be paid to Loan Servicing Enterprise, for so long as it shall continue to be Servicer of the Receivables (whether as Administrator hereunder or as Servicer under the Portfolio Servicing Agreement or any agreement of similar import), as additional compensation, payable pursuant to the priority set forth in Section 4.03(a)(xiii) hereof."

         (e) Section 4.06(a) shall be amended and restated in its entirety to read:

         "(a) If amounts distributed on any Distribution Date pursuant to
Section 4.03 are not sufficient to make the entire distributions required on such Distribution Date by Section 4.03(a) (iv), (v), (vii) and (viii), the Administrator shall cause the Trustee to withdraw funds from the Reserve Fund to the extent available therein, and apply such funds to complete the distributions pursuant to Section 4.03(a)(iv), (v), (vii) and (viii) in the priority therein provided."

         (f) Section 10.01(g) shall be amended and restated in its entirety to read:

         "(g) any Servicer Default, Servicer Termination Event (as each such term is defined in the applicable Trust Document or transaction document) or any other breach of servicing or administration obligations (which has not been duly waived or cured) under any of the Trust Documents or under any securitization or warehouse transaction or any other transaction to which First Union National Bank, or any of its affiliates or subsidiaries is a party, shall occur;"

         SECTION 3. Excess Funding Account. Except with respect to funding requests submitted to the Class B Certificateholders no later than February 22, 2000, notwithstanding anything in the Agreement to the contrary, National Auto agrees that it shall not withdraw any amounts on deposit in the Excess Funding Account except for the payment of interest and principal on the Class B Certificates.

         SECTION 4. Limited Waivers.

         (a) In consideration of the execution and delivery of this Amendment, the Class B Certificateholders hereby waive, for the limited period up to and including the earliest to occur of the events in clauses (a), (b) or (c) below or the April 21, 2000 Distribution Date, the Administrator Default that would be triggered solely as a result of the Expected Liquidation Event; provided that if: (a) any Administrator Default (other than the Administrator Default resulting from the Expected Liquidation Event) has occurred, (b) National Auto ceases to act as servicer under any servicing agreement to any Trust Document except for the Servicing Agreement (the "Nuvell Facility"), dated as of February 4, 2000, by and between Nuvell Credit Corporation and National Auto (provided that, if Financial Security Assurance Inc. terminates any servicing agreement with National Auto, then, notwithstanding the foregoing exception for the Nuvell Facility, such Administrator Default shall be deemed to have occurred) or (c) any Material Adverse Effect occurs prior to April 21, 2000 and



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continues unremedied until the lesser of 30 calendar days and April 21, 2000, then such Administrator Default shall be deemed to have occurred as of the earliest date that any of (a), (b) or (c) shall have occurred. The limited waiver in this Section 4(a) is effective only in this particular instance, only for the specific purpose for which it is given and only for the limited period set forth above.

         (b) In consideration of the execution and delivery of this Amendment, Non-Dealer Originations originated by a Non-Dealer shall be deemed Eligible Receivables to the extent that the Non-Dealer Originations originated by such Non-Dealer Originator do not exceed (i) until the last day of the March, 2000 Calculation Period, five percent 5% of the Eligible Pool Balance and (ii) thereafter, three percent (3%) of the Eligible Pool Balance.

         SECTION 5. Liquidation of Collateral. The parties hereto acknowledge and agree that the Class B Certificateholders shall have the right, by notice in writing delivered to the Trustee, to direct the Trustee to foreclose, seize, sell or otherwise dispose of all or any part of the Trust Assets at anytime after the occurrence of a Liquidation Event, provided, however that such right shall not be exercisable solely by reason of the occurrence of the Expected Liquidation Event, until April 21, 2000.

         SECTION 6. Representations and Warranties.

         (a) NAFCO hereby confirms that (i) each of the representations and warranties set forth in Section 7.01 of the Agreement are true and correct as of the date first written above with the same effect as though each had been made as of such date, except to the extent that any of such representations and warranties expressly relate to earlier dates and (ii) on February 29, 2000, a Liquidation Event shall occur, by reason of the Expected Liquidation Event.

         (b) National Auto hereby confirms that (i) each of the representations and warranties set forth in Section 8.01 of the Agreement are true and correct as of the date first written above with the same effect as though each had been made as of such date, except to the extent that any of such representations and warranties expressly relate to earlier dates and (ii) on February 29, 2000, a Liquidation Event shall occur, by reason of the Expected Liquidation Event.

         SECTION 7. Cooperation.

         (a) National Auto, NAFCO, the Trust and their respective affiliates, and each of their employees, officers and directors shall cooperate, in good faith, with the Class B Certificateholders (i) in giving the Class B Certificateholders' representatives access to all credit files relating to the Receivables for the purpose of making copies therefrom and conducting and underwriting and documentation review thereof, (ii) in connection with servicing operations and/or delinquencies, including cooperating, in good faith, with the Backup Servicer to obtain any and all records requested, including, but not limited to, all data files and (iii) in ensuring a proper chain of title from National Auto to NAFCO and from NAFCO to the Trust.

         (b) National Auto shall forthwith provide the Class B
Certificateholders with notice of any (1) suspension or cessation of funding and/or purchases, for a period more than five (5)



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                                       -5-

consecutive Business Days, under the Contract Sale Agreement, dated as of February 4, 2000, by and between National Auto and Nuvell Credit Corporation or
(2) termination of such agreement.

         SECTION 8. Further Assurances. NAFCO and National Auto agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the Class B Certificateholders to more fully effect the purposes of this Amendment.

         SECTION 9. Conditions Precedent. As a condition precedent to the limited waiver contained in Section 4 of this Amendment each of the following shall have been executed and delivered: (a) Amendment Number 1, dated as of February 22, 2000, to the Certificate Purchase Agreement, dated as of December 8, 1994, among NAFCO, National Auto and the Class B Certificateholders, (b) Second Amendment, dated as of February 22, 1999, to that certain Revolving Credit, Term Loan and Security Agreement, dated as of March 31, 1999, by and between National Financial Auto Funding Trust , National Auto Finance Company, Inc. and First Union National Bank, (c) [the Release, dated February 22, 2000, by the NAFI Parties (as defined therein)], (d) an opinion of Morrison & Foerster, in a form and substance satisfactory to the Class B Certificateholders, to the effect that each of the items referred to in clauses
(a), (b) and (c) as well as this Amendment and the Agreement, as amended by this Amendment, has been duly authorized, executed and delivered by the parties to such agreements and is the legal, valid, and binding obligation of the parties to such agreement, enforceable against such parties in accordance with its terms, (e) the delivery to the Class B Certificateholders of a certified copy of each agreement between Nuvell Credit Corporation and National Auto, and (f) payment of, or reimbursement for, its reasonable out-of-pocket costs and expenses, including legal fees and disbursements, incurred in connection with the negotiation, development, preparation and attention to the execution of the amendments and other certificates, letters and documents.

         SECTION 10. Effectiveness of Agreement. Except as expressly amended by the terms of this Amendment, all terms and conditions of the Agreement, as amended by Amendments No. 1, Amendment No. 2, and Amendment No. 3 shall remain in full force and effect.

         SECTION 11. Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be executed by the NAFCO, National Auto and the Trustee and be deemed to be an original and all of which shall constitute together but one and the same agreement.

         SECTION 12. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO CONFLICT OF LAW PRINCIPLES, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         SECTION 13. Limitation of Liability.



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                                       -6-

         (a) It is expressly understood and agreed by the parties hereto that
(a) this Amendment is executed and delivered by Chase Manhattan Bank Delaware (as successor to Chase Manhattan Bank USA, N.A.), not individually or personally but solely as trustee of National Financial Auto Funding Trust II, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of National Financial Auto Funding Trust II is made and intended not as a personal representation, undertaking and agreement by Chase Manhattan Bank Delaware (as successor to Chase Manhattan Bank USA, N.A.) but is made and intended for the purpose of binding only National Financial Auto Funding Trust II and (c) under no circumstances shall Chase Manhattan Bank Delaware (as successor to Chase Manhattan Bank USA, N.A.) be personally liable for the payment of any indebtedness or expenses of National Financial Auto Funding Trust II or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by National Financial Auto Funding Trust II under this Amendment or the Agreement.

         (b) National Auto and NAFCO confirm the terms and conditions of Section
11.03 of the Agreement as if set forth herein in their entirety.

         SECTION 14. No Duress, Etc. Each of National Auto and NAFCO has reviewed this Amendment and the Agreement with its counsel and understand and agree to all of the terms and conditions of the agreements contained herein and therein (which agreements are the product of arms length negotiations between the parties hereto) and agree to execute and deliver this Amendment as its own free act and deed, with the benefit of legal counsel and without duress.

                               [signatures follow]



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            IN WITNESS WHEREOF, NAFCO, the Administrator and the Trustee have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                            NATIONAL FINANCIAL AUTO FUNDING TRUST II (as successor to National Financial Auto Funding Trust, f/k/a NAFCO Funding Trust) as the transferor

                            By: Chase Manhattan Bank Delaware (as successor to
                                Chase Manhattan Bank USA, N.A.), not in its
                                individual capacity but solely as Owner Trustee of the National Financial Auto Funding Trust II)

                            By: /s/ DENIS KELLY
                                ------------------------------------------------
                                Name:  Denis Kelly
                                Title: Assistant Vice President

                               Address: 1201 Market Street
                                        Wilmington, Delaware 19801

                               Attention: Corporate Trust Department
                               Telephone: (302) 428-3375
                               Facsimile: (302) 984-4903

                            NATIONAL AUTO FINANCE COMPANY, INC. (f/k/a
                            National Auto Finance Company L.P.) as Administrator

                            By: /s/ STEPHEN R. VETH
                                ------------------------------------------------
                                Name:  Stephen R. Veth
                                Title: Vice President, Secretary & General
                                        Counsel

                               Address: 10302 Deerwood Park Boulevard
                                        Suite 100
                                        Jacksonville, Florida 32256

                               Attention: General Counsel
                               Telephone: (904) 996-2551
                               Facsimile: (904) 996-2557



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                            BANKERS TRUST COMPANY,
                            not in its individual capacity but solely as Trustee of National Financial Auto Master Trust (f/k/a NAFCO Auto Receivables Master Trust)

                            By: /s/ PATRICIA M.F. RUSSO
                                ------------------------------------------------
                                Name:  Patricia M.F. Russo
                                Title: Vice President

                               Address: Four Albany Street
                                        New York, New York 10006

                               Attention: Corporate Trust and Agency Group
                               Telephone: (212) 250-8360
                               Facsimile: (212) 250-6439



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ACKNOWLEDGED AND AGREED:

FIRST UNION NATIONAL BANK,
as the Class B Certificateholder

By: /s/ TERENCE P. BEGLEY
   ----------------------------------------------
Name:   Terence P. Begley
Title:  Senior Vice President

Address: One First Union Center
         301 South College Street
         Charlotte, North Carolina 28288

         Attention:  Terence P. Begley
         Telephone: (704) 383-6913
         Facsimile: (704) 383-6162

NATIONAL FINANCIAL AUTO FUNDING
TRUST II (as successor to National Financial
Auto Funding Trust, f/k/a NAFCO Funding
Trust) as a Class C Certificateholder

By: Chase Manhattan Bank Delaware (as
    successor to Chase Manhattan Bank USA,
    N.A.), not in its individual capacity but
    solely as Owner Trustee of the National
    Financial Auto Funding Trust II)

By:  /s/ DENIS KELLY
   ----------------------------------------------
Name:    Denis Kelly
Title:   Assistant Vice President

Address: 1201 Market Street
         Wilmington, Delaware 19801

Attention: Corporate Trust Department
Telephone: (302) 428-3375
Facsimile: (302) 984-4903